Exhibit 99.2

HERTZ REPORTS STRONG SECOND QUARTER OPERATING RESULTS

•                  Record second quarter revenues of $2.18 billion, up 6.6% compared with the second quarter of 2006.  Record quarterly revenues for worldwide car and equipment rental.

•                  Adjusted pre-tax income for the quarter of $157.2 million, up 34.7%.

•                  Adjusted net income of $97.4 million, up 35.7%, or $0.30 adjusted earnings per share, compared with $0.22 in the second quarter of 2006.

•                  Net corporate debt decreased by $169.0 million during the first six months of 2007, driven by a $627.1 million improvement in six month cash flow over the first half of 2006.

•                  The Company re-affirms its full year 2007 revenue and earnings guidance.

Park Ridge, NJ (August 1, 2007) — Hertz Global Holdings, Inc. (NYSE:HTZ) (with its subsidiaries, the “Company” or “we”) reported record second quarter 2007 revenues of $2.18 billion, an increase of 6.6% over the same period in 2006.  Worldwide car rental revenues for the quarter were a record $1.74 billion, an increase of 7.5%, while revenues from worldwide equipment rental were a record $433.0 million, up 3.0% over the prior year period.

Adjusted pre-tax income(1), the measurement the Company believes best reflects financial results from ongoing operations and which the Company uses as its segment measure of profitability, for the second quarter of 2007 was $157.2 million, an increase of 34.7% over the second quarter of 2006.  Corporate EBITDA(2) for the quarter was $371.1 million, an 8.6% year-over-year improvement.

Income before income taxes and minority interest was $141.0 million, more than double the $57.3 million of income before income taxes and minority interest earned in the second quarter of 2006.  Total adjustments to reconcile from income before income taxes and minority interest to adjusted pre-tax income for the quarter totaled $16.2 million, as restructuring, purchase accounting charges and non-cash debt expense, among other adjustments, were significantly offset by credits from a change in our vacation policy and a gain on the marking to market of a derivative.(3)

The Company anticipates annualized savings of approximately $165 million from previously announced job reductions, and incurred a $16.7 million restructuring charge in the second quarter of 2007 related to these reductions.  There will be additional restructuring actions taken during 2007 which will be announced when plans are finalized.

Adjusted net income(4) was $97.4 million, an increase of 35.7% compared with the second quarter of 2006, resulting in adjusted earnings per share for the quarter of $0.30, based on the pro forma post-IPO diluted number of shares outstanding (324.8 million), compared with adjusted earnings per share of $0.22 in the prior year period.  Net income for the quarter was $83.7 million, or $0.26 per share on a fully diluted basis, compared with net income of $17.8 million, or $0.08 per share on a fully diluted basis, in the same period last year.

INCOME MEASUREMENTS, SECOND QUARTER 2007 & 2006(5)

	Q2 2007			Q2 2006
(in millions, except per share amounts)	Pre-tax Income	Net Income	Fully Diluted Earnings Per Share	Pre-tax Income	Net Income	Fully Diluted Earnings Per Share
Earnings Measures, as reported (EPS based on 327.6M and 230.6M shares)	$141.0	$83.7	$0.26	$57.3	$17.8	$0.08

Adjustments:
Purchase accounting	22.6			20.1
Non-cash interest	4.1			23.5
Mark-to-market adjustment	(10.2)			15.0
Restructuring charges	16.7			—
Vacation accrual adjustment	(19.6)			—
Other	2.6			0.8

Adjusted Pre-Tax Income	157.2	157.2		116.7	116.7

Assumed provision for income taxes at 35%		(55.0)			(40.8)
Minority interest		(4.8)			(4.1)

Earnings Measures, as adjusted (EPS based on pro forma fully diluted post-IPO shares of 324.8M)	$157.2	$97.4	$0.30	$116.7	$71.8	$0.22

The Company generated strong cash flows during the second quarter of 2007, with net corporate debt(6) decreasing from $4.41 billion as of March 31, 2007 to $4.37 billion as of June 30, 2007, and compared with $5.28 billion as of June 30, 2006.  Levered after-tax cash flows after fleet growth(6) for the second quarter of 2007 were $46.1 million, compared with a use of funds of $403.0 million in the prior year period.  The improvement is due primarily to better working capital management, lower investments in worldwide equipment rental fleet, lower net investment in car rental fleet assets, and higher earnings.  Levered after-tax cash flows after fleet growth were $169.0 million for the first six months of 2007, a $627.1 million year-over-year improvement in six month cash flows.   The change in cash flows for the first six months of the year is attributable to the same factors that affected cash flows during the second quarter.

Mark P. Frissora, the Company’s Chairman and Chief Executive Officer, said “Hertz achieved strong second quarter operating results due to a combination of revenue growth, particularly off-airport in the United States, and strong cost management, with direct operating expenses decreasing by almost two percentage points of revenue compared with the second quarter of 2006. Equipment rental volume in the second quarter was affected by slower growth in some segments of the U.S. non-residential construction market, but HERC nevertheless generated record revenues, profits and improved margins in the second quarter, and we see evidence of demand improvement in the current quarter.”

WORLDWIDE CAR RENTAL

Worldwide car rental revenues were a record $1.74 billion for the second quarter of 2007, an increase of 7.5% over the prior year period.  Transaction days for the quarter improved 5.3% [5.1% U.S.; 5.9% International] reflecting growth in both the airport and off-airport business in the U.S. and Europe.  Rental rate revenue per transaction day(6) for the quarter was (0.7%) below the prior year period [(1.6%) U.S.; 1.1% International].  Pricing in the United States continues to be influenced by profitable, double-digit transaction day growth in the Company’s off-airport market, including insurance replacement business, which exhibits lower price characteristics and also lower vehicle, transaction and real estate cost characteristics, combined with longer rental lengths.  Also, the insurance replacement business is subject to less economic and seasonal volatility than the airport business.  Finally, our corporate accounts, which represent about 30% of total revenue, experienced an average price increase for contract renewals during the second quarter of 3%.

Adjusted pre-tax income for the second quarter of 2007 was $153.1 million, an improvement of 35.6% over the prior year period.  The result was driven by transaction day improvement and a 1.1 percentage point (54.7% v 55.8%) improvement in direct operating expenses as a percentage of revenues compared with the second quarter of 2006.

The worldwide average number of Company-operated cars for the second quarter of 2007 was 473,000, an increase of 7.9% over the prior year period, reflecting current year volume increases to meet rental demand.

WORLDWIDE EQUIPMENT RENTAL

Worldwide equipment rental revenues were a record $433.0 million for the second quarter of 2007, a 3.0% increase over the prior year period, while pricing increased 0.5%.  Slower growth in certain segments of the U.S. non-residential construction market continues to offset otherwise strong year-over-year revenue growth in other sectors of the diversified U.S. equipment rental industry, especially the industrial market.

Adjusted pre-tax income for the second quarter of 2007 was $96.7 million, another record, and a 10.0% improvement over the second quarter of 2006, attributable to revenue growth and a 2.3 percentage point decrease (47.6% v 49.9%) in direct operating expenses as a percentage of revenue, as well as lower fleet purchases, reflecting recent volume patterns.

The average acquisition cost of rental equipment operated during the second quarter of 2007 increased by 7.3% to $3.21 billion, and net revenue earning equipment as of June 30, 2007 was $2.58 billion, a 4.4% increase over the amount as of June 30, 2006.

OUTLOOK

The Company re-affirms its revenue, adjusted pre-tax income, Corporate EBITDA, adjusted net income and adjusted net income per share guidance provided in its earnings announcement dated April 26, 2007.  The Company forecasts worldwide revenue of between $8.5 billion to $8.6 billion, an increase of between 5% to 7%.  The Company affirms earlier guidance for adjusted pre-tax income in the range of $600 million to $630 million, an increase of between 23% and 29%, Corporate EBITDA in the range of $1.54 billion to $1.57 billion, an increase of  between 12% to 14%, and adjusted net income of $372 million to $395 million, an increase of between 24% to 32%, or $1.15 to $1.22 per share, based on the pro forma post-IPO diluted number of shares outstanding (324.8 million).(5)

RESULTS OF THE HERTZ CORPORATION

The Company’s operating subsidiary, The Hertz Corporation (“Hertz”), posted the same revenues for the second quarter as the Company.   The second quarter of 2007 income before income taxes and minority interest and net income of Hertz were, however, slightly higher than those of the Company primarily because of costs incurred in connection with the secondary offering of the Company’s common stock in June 2007.

(1)             Adjusted pre-tax income, a non-GAAP measure of profitability, represents income before income taxes and minority interest plus non-cash purchase accounting charges, non-cash debt charges relating to the amortization of debt financing costs and debt discounts and certain other one-time or non-operational items.  See the accompanying reconciliations.

(2)             Corporate EBITDA, a non-GAAP measure of profitability, consists of earnings before net interest expense (other than interest expense relating to certain car rental fleet financing), income taxes, depreciation (other than depreciation related to the car rental fleet), amortization and certain other items specified in the credit agreements governing the Company’s credit facilities.  See the accompanying reconciliations.

(3)             Adjustments in the second quarter of 2007 included costs incurred in connection with the secondary offering of the Company’s common stock in June 2007.   These costs are reflected in “Selling, General and Administrative Expense.”

(4)             Adjusted net income, a non-GAAP measure of profitability, represents the adjusted pre-tax amount less a provision for income taxes derived utilizing a normalized income tax rate (35%) and minority interest.  See the accompanying reconciliations.

(5)             Management believes that adjusted pre-tax income, Corporate EBITDA and adjusted net income are useful in measuring the comparable results of the Company period-over-period.   The GAAP measures most directly comparable to each of adjusted pre-tax income, Corporate EBITDA and adjusted net income are income before income taxes and minority interest (“pre-tax income”), cash flows from operating activities and net income.  Because of the forward-looking nature of the Company’s forecasted adjusted pre-tax income,  Corporate EBITDA and adjusted net income, specific quantifications of the amounts that would be required to reconcile forecasted pre-tax, cash flows from operating activities and net income to forecasted adjusted pre-tax income, Corporate EBITDA and adjusted net income are not available.  The Company believes that providing estimates of the amounts that would be required to reconcile the range of these forecasted non-GAAP measures to forecasted pre-tax, cash flows from operating activities and net income would imply a degree of precision that could be confusing or misleading to investors.

(6)             Net corporate debt, levered after-tax cash flows after fleet growth and rental rate revenue per transaction day are non-GAAP measures.  See the accompanying reconciliations.

CONFERENCE CALL INFORMATION

The Hertz Global Holdings, Inc. second quarter 2007 earnings conference call will be held on Thursday, August 2, 2007, at 10:00 a.m. (EDT). To access the conference call live, dial 800-230-1092 (U.S.) or 612-332-0228 (International) using the pass code 880034 or listen via webcast at www.hertz.com/investorrelations.  The conference call will be available through August 9, 2007 by calling 800-475-6701 (U.S.) or 320-365-3844 (International) using the pass code 880034.  The press release and related tables containing the reconciliations of non-GAAP measures will be available on our website, www.hertz.com/investorrelations.

ABOUT THE COMPANY

Hertz, the world’s largest general use car rental brand, operates from approximately 7,700 locations in 145 countries worldwide. Hertz is the number one airport car rental brand in the United States and at 69 major airports in Europe as well as the only car rental company with corporate and licensee locations in Africa, Asia, Australia, Latin America and North America. Product and service initiatives such as Hertz #1 Club Gold, NeverLost customized, onboard navigation systems, SIRIUS Satellite Radio, and unique cars and SUVs offered through Hertz’s Prestige, Fun and Green collections, set Hertz apart from the competition. Hertz also operates one of the largest equipment rental companies in the United States and Canada combined, with corporate locations in France and Spain.  Hertz Global Holdings, Inc. is the corporate parent of Hertz.

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on these statements. Forward-looking statements include information concerning the Company’s outlook, anticipated revenues, results of operations and implementation of productivity and efficiency initiatives, including targeted job reductions, and the anticipated savings and restructuring charges expected to be realized or incurred in connection therewith. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “should,” “forecast” or similar expressions. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that the Company believes are appropriate in these circumstances. As you read this press release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions. Many factors could affect the Company’s actual results and its ability to implement its cost savings and efficiency initiatives successfully, and could cause the Company’s actual results to differ materially from those expressed in the forward-looking statements. Some important factors include: the Company’s operations; economic performance; financial condition; management forecasts; efficiencies, cost savings and opportunities to increase productivity and profitability; income and margins; liquidity; anticipated growth; economies of scale; the economy; future economic performance; the Company’s ability to maintain profitability during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); future acquisitions and dispositions; litigation; potential and contingent liabilities; management’s plans; taxes; and refinancing of existing debt. In light of these risks, uncertainties and assumptions, the forward-looking statements contained in this press release might not prove to be accurate and you should not place undue reliance upon them. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

The Company cautions you therefore that you should not rely unduly on these forward-looking statements. You should understand the risks and uncertainties discussed in “Risk Factors” and elsewhere in the Company’s 2006 Annual Report on
Form 10-K for the fiscal year ended December 31, 2006, as filed with the United States Securities and Exchange Commission, or the “SEC,” on March 30, 2007, and its Quarterly Report on Form 10-Q for the three months ended March 31, 2007, as filed with the SEC on May 11, 2007, could affect the Company’s future results and the outcome of its implementation of its cost savings and efficiency initiatives, and could cause those results or other outcomes to differ materially from those expressed or implied in the Company’s forward-looking statements.

Attachments:

Table 1:	Condensed Consolidated Statements of Operations for the Three and Six Months Ended June 30, 2007 and 2006

Table 2:	Condensed Consolidated Statements of Operations As Reported and As Adjusted for the Three and Six Months Ended June 30, 2007 and 2006

Table 3:	Segment Information for the Three and Six Months Ended June 30, 2007 and 2006

Table 4:	Selected Operating and Financial Data as of or for the Three and Six Months Ended June 30, 2007

Table 5:	Non-GAAP Reconciliations of Adjusted Pre-Tax Income (Loss) and Adjusted Net Income (Loss) for the Three and Six Months Ended June 30, 2007 and 2006

Table 6:

Non-GAAP Reconciliations of EBITDA, Corporate EBITDA, Unlevered Pre-Tax Cash Flow, Levered After-Tax Cash Flow before Fleet Growth and Levered After-Tax Cash Flow after Fleet Growth for the Three and Six Months Ended June 30, 2007 and 2006

Table 7:

Non-GAAP Reconciliations of Operating Cash Flows to EBITDA, Net Corporate Debt, Net Fleet Debt, Car Rental Rate Revenue per Transaction Day and Equipment Rental and Rental Related Revenue for the Three and Six Months Ended June 30, 2007 and 2006

Table 8:	Non-GAAP Reconciliations of Revenues and Adjusted Pre-Tax Income (Loss) for the Twelve Months Ended June 30, 2007 and September, 30, 2006

Table 1

HERTZ GLOBAL HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except per share amounts)
Unaudited

	Three Months Ended		As a Percent
	June 30,		of Total Revenues
	2007	2006	2007	2006
Total revenues	$2,175.7	$2,040.6	100.0%	100.0%

Expenses:
Direct operating	1,164.7	1,137.3	53.5%	55.7%
Depreciation of revenue earning equipment	496.1	436.2	22.8%	21.4%
Selling, general and administrative	182.4	197.2	8.4%	9.7%
Interest, net of interest income	191.5	212.6	8.8%	10.4%
Total expenses	2,034.7	1,983.3	93.5%	97.2%

Income before income taxes and minority interest	141.0	57.3	6.5%	2.8%
Provision for taxes on income	(52.5)	(35.4)	(2.4)%	(1.7)%
Minority interest	(4.8)	(4.1)	(0.2)%	(0.2)%
Net income	$83.7	$17.8	3.9%	0.9%

Weighted average number of shares outstanding:
Basic	320.9	230.6
Diluted	327.6	230.6

Earnings per share:
Basic	$0.26	$0.08
Diluted	$0.26	$0.08

	Six Months Ended		As a Percent
	June 30,		of Total Revenues
	2007	2006	2007	2006
Total revenues	$4,097.2	$3,827.2	100.0%	100.0%

Expenses:
Direct operating	2,279.0	2,207.4	55.6%	57.7%
Depreciation of revenue earning equipment	963.9	843.5	23.5%	22.0%
Selling, general and administrative	382.8	359.4	9.4%	9.4%
Interest, net of interest income	421.1	422.9	10.3%	11.0%
Total expenses	4,046.8	3,833.2	98.8%	100.1%

Income (loss) before income taxes and minority interest	50.4	(6.0)	1.2%	(0.1)%
Provision for taxes on income	(20.4)	(18.1)	(0.5)%	(0.5)%
Minority interest	(8.9)	(7.3)	(0.2)%	(0.2)%
Net income (loss)	$21.1	$(31.4)	0.5%	(0.8)%

Weighted average number of shares outstanding:
Basic	320.8	230.1
Diluted	324.1	230.1

Earnings (loss) per share:
Basic	$0.07	$(0.14)
Diluted	$0.07	$(0.14)

Table 2

HERTZ GLOBAL HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In millions)

Unaudited

	Three Months Ended June 30, 2007
	As			As
	Reported	Adjustments		Adjusted
Total revenues	$2,175.7	$—		$2,175.7

Expenses:
Direct operating	1,164.7	(14.0	)(a)	1,150.7
Depreciation of revenue earning equipment	496.1	(4.2	)(b)	491.9
Selling, general and administrative	182.4	6.1	(c)	188.5
Interest, net of interest income	191.5	(4.1	)(d)	187.4
Total expenses	2,034.7	(16.2)		2,018.5

Income before income taxes and minority interest	141.0	16.2		157.2
Provision for taxes on income	(52.5)	(2.5	)(e)	(55.0)
Minority interest	(4.8)	—		(4.8)
Net income	$83.7	$13.7		$97.4

	Three Months Ended June 30, 2006
	As			As
	Reported	Adjustments		Adjusted
Total revenues	$2,040.6	$—		$2,040.6

Expenses:
Direct operating	1,137.3	(19.0	)(a)	1,118.3
Depreciation of revenue earning equipment	436.2	(0.9	)(b)	435.3
Selling, general and administrative	197.2	(15.8	)(c)	181.4
Interest, net of interest income	212.6	(23.7	)(d)	188.9
Total expenses	1,983.3	(59.4)		1,923.9

Income before income taxes and minority interest	57.3	59.4		116.7
Provision for taxes on income	(35.4)	(5.4	)(e)	(40.8)
Minority interest	(4.1)	—		(4.1)
Net income	$17.8	$54.0		$71.8

	Six Months Ended June 30, 2007
	As			As
	Reported	Adjustments		Adjusted
Total revenues	$4,097.2	$—		$4,097.2

Expenses:
Direct operating	2,279.0	(45.5	)(a)	2,233.5
Depreciation of revenue earning equipment	963.9	(8.5	)(b)	955.4
Selling, general and administrative	382.8	(16.4	)(c)	366.4
Interest, net of interest income	421.1	(52.5	)(d)	368.6
Total expenses	4,046.8	(122.9)		3,923.9

Income before income taxes and minority interest	50.4	122.9		173.3
Provision for taxes on income	(20.4)	(40.3	)(e)	(60.7)
Minority interest	(8.9)	—		(8.9)
Net income	$21.1	$82.6		$103.7

	Six Months Ended June 30, 2006
	As			As
	Reported	Adjustments		Adjusted
Total revenues	$3,827.2	$—		$3,827.2

Expenses:
Direct operating	2,207.4	(38.9	)(a)	2,168.5
Depreciation of revenue earning equipment	843.5	(2.8	)(b)	840.7
Selling, general and administrative	359.4	(16.5	)(c)	342.9
Interest, net of interest income	422.9	(52.9	)(d)	370.0
Total expenses	3,833.2	(111.1)		3,722.1

Income (loss) before income taxes and minority interest	(6.0)	111.1		105.1
Provision for taxes on income	(18.1)	(18.7	)(e)	(36.8)
Minority interest	(7.3)	—		(7.3)
Net income (loss)	$(31.4)	$92.4		$61.0

(a)                                  Represents the increase in amortization of other intangible assets, depreciation of property and equipment and accretion of certain revalued liabilities relating to purchase accounting.  For the three and six months ended June 30, 2007, also includes restructuring charges of $12.0 million and $24.9 million, respectively.  For the three and six months ended June 30, 2007, also includes $16.1 million relating to the vacation accrual adjustment.

(b)                                 Represents the increase in depreciation of revenue earning equipment based upon their revaluation relating to purchase accounting.

(c)                                  Represents the increase in depreciation of property and equipment relating to purchase accounting and CEO transition payments.  For the three and six months ended June 30, 2007, also includes restructuring charges of $4.7 million and $24.4 million, respectively.  For the three and six months ended June 30, 2007, also includes $3.4 million relating to the vacation accrual adjustment, $10.2 million unrealized gain on derivative and $2.0 million of secondary offering costs.  For the three and six months ended June 30, 2006, includes losses on the mark to market of the Euro-denominated debt of $15.0 million and $21.5 million, respectively.  On October 1, 2006, we designated this Euro-denominated debt as an effective net investment hedge of our Euro-denominated net investment in our foreign operations, as such we will no longer incur unrealized exchange transaction gains or losses in our consolidated statement of operations.  For the six months ended June 30, 2006, also includes a $6.6 million gain on the sale of a swap derivative.

(d)                                 Represents non-cash debt charges relating to the amortization of debt financing costs and debt discount.  For the three months ended June 30, 2007, also includes $12.8 million associated with the reversal of the ineffectiveness of our interest rate swaps originally recorded in the three months ended March 31, 2007 and for the three months ended March 31, 2007 and the six months ended June 30, 2007, includes the write off of $16.1 million of unamortized debt costs associated with a debt modification.

(e)                                  Represents a provision for income taxes derived utilizing a normalized income tax rate (35%).

Table 3

HERTZ GLOBAL HOLDINGS, INC.

SEGMENT INFORMATION

(In millions, except per share amounts)

Unaudited

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Revenues:
Car Rental	$1,740.3	$1,618.2	$3,270.0	$3,039.8
Equipment Rental	433.0	420.5	822.9	783.6
Corporate and Other	2.4	1.9	4.3	3.8
	$2,175.7	$2,040.6	$4,097.2	$3,827.2

Depreciation of property and equipment:
Car Rental	$33.8	$38.0	$68.0	$76.5
Equipment Rental	9.9	10.0	19.8	19.7
Corporate and Other	1.6	1.9	3.2	3.3
	$45.3	$49.9	$91.0	$99.5

Amortization of other intangible assets:
Car Rental	$7.3	$7.3	$14.6	$14.7
Equipment Rental	8.1	8.1	16.2	16.1
Corporate and Other	—	—	—	—
	$15.4	$15.4	$30.8	$30.8

Income (loss) before income taxes and minority interest:
Car Rental	$145.5	$89.4	$128.7	$78.3
Equipment Rental	83.8	71.3	129.8	105.8
Corporate and Other	(88.3)	(103.4)	(208.1)	(190.1)
	$141.0	$57.3	$50.4	$(6.0)

Corporate EBITDA:
Car Rental	$187.9	$159.0	$260.9	$222.2
Equipment Rental	201.9	186.5	376.4	332.6
Corporate and Other	(18.7)	(3.8)	(28.5)	(23.1)
	$371.1	$341.7	$608.8	$531.7

Adjusted pre-tax income (loss):
Car Rental	$153.1	$112.9	$190.0	$130.4
Equipment Rental	96.7	87.9	162.3	141.2
Corporate and Other	(92.6)	(84.1)	(179.0)	(166.5)
	$157.2	$116.7	$173.3	$105.1

Adjusted net income (loss):
Car Rental	$99.5	$73.4	$123.5	$84.8
Equipment Rental	62.9	57.1	105.5	91.7
Corporate and Other	(65.0)	(58.7)	(125.3)	(115.5)
	$97.4	$71.8	$103.7	$61.0

Pro forma post-IPO diluted number of shares outstanding	324.8	324.8	324.8	324.8

Adjusted diluted earnings per share	$0.30	$0.22	$0.32	$0.19

Table 4

HERTZ GLOBAL HOLDINGS, INC.

SELECTED OPERATING AND FINANCIAL DATA

	Three	Percent	Six	Percent
	Months	change	Months	change
	Ended, or as	from	Ended, or as	from
	of June 30,	prior year	of June 30,	prior year
	2007	period	2007	period

Selected Car Rental Operating Data

Worldwide number of transactions (in thousands)	7,642	4.4%	14,307	4.2%
Domestic	5,744	5.1%	10,817	4.2%
International	1,898	2.5%	3,490	4.2%

Worldwide transaction days (in thousands)	32,820	5.3%	61,756	4.8%
Domestic	22,990	5.1%	43,836	4.2%
International	9,830	5.9%	17,920	6.2%

Worldwide rental rate revenue per transaction day (a)	$44.18	(0.7)%	$44.43	(0.4)%
Domestic	$42.50	(1.6)%	$43.40	(0.9)%
International (b)	$48.12	1.1%	$46.96	0.7%

Worldwide average number of company-operated cars during period	473,000	7.9%	448,200	6.6%
Domestic	326,100	8.6%	314,300	6.8%
International	146,900	6.4%	133,900	6.1%

Worldwide revenue earning equipment, net (in millions)	$9,219.1	2.9%	$9,219.1	2.9%

Selected Worldwide Equipment Rental Operating Data

Rental and rental related revenue (in millions) (a)(b)	$378.9	3.2%	$726.9	5.6%
Same store revenue growth (a)	1.2%	(94.7)%	3.1%	(87.5)%
Average acquisition cost of rental equipment operated during period (in millions)	$3,210.0	7.3%	$3,156.4	9.6%
Revenue earning equipment, net (in millions)	$2,575.8	4.4%	$2,575.8	4.4%

Other Financial Data (in millions)

Cash flows provided by operating activities	$1,077.7	19.5%	$2,202.5	4.6%
Levered after-tax cash flow before fleet growth (a)	356.9	139.2%	796.4	55.7%
Levered after-tax cash after fleet growth (a)	46.1	N/M	169.0	N/M
EBITDA (a)	884.5	15.3%	1,548.3	11.9%
Corporate EBITDA (a)	371.1	8.6%	608.8	14.5%

Selected Balance Sheet Data (in millions)

	June 30,	December 31,
	2007	2006
Cash and equivalents	$401.6	$674.5
Total revenue earning equipment, net	11,794.9	9,805.5
Total assets	19,852.4	18,677.4
Total debt	12,452.5	12,276.2
Net corporate debt (a)	4,368.3	4,537.3
Net fleet debt (a)	7,470.4	6,511.9
Stockholders’ equity	2,633.9	2,534.6

(a) Represents a non-GAAP measure, see the accompanying reconciliations and definitions.

(b) Based on 12/31/06 foreign exchange rates.

Table 5

HERTZ GLOBAL HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP EARNINGS MEASURES

(In millions, except per share amounts)

ADJUSTED PRE-TAX INCOME (LOSS) AND  ADJUSTED NET INCOME (LOSS)

	Three Months Ended June 30, 2007
	Car	Equipment	Corporate
	Rental	Rental	and Other	Total
Total revenues:	$1,740.3	$433.0	$2.4	$2,175.7
Expenses:
Direct operating and selling, general and administrative	1,080.0	245.5	21.6	1,347.1
Depreciation of revenue earning equipment	426.9	69.2	—	496.1
Interest, net of interest income	87.9	34.5	69.1	191.5
Total expenses	1,594.8	349.2	90.7	2,034.7
Income (loss) before income taxes and minority interest	145.5	83.8	(88.3)	141.0
Adjustments:
Purchase accounting (a):
Direct operating and selling, general and administrative	9.1	8.7	0.5	18.3
Depreciation of revenue earning equipment	(0.8)	5.1	—	4.3
Non-cash debt charges (b)	(1.5)	2.7	2.9	4.1
Restructuring charges (c)	14.7	1.2	0.8	16.7
Vacation accrual adjustment (c)	(13.9)	(4.8)	(0.9)	(19.6)
Unrealized gain on derivative (c)	—	—	(10.2)	(10.2)
Secondary offering costs (c)	—	—	2.0	2.0
CEO transition costs (c)	—	—	0.6	0.6
Adjusted pre-tax income (loss)	153.1	96.7	(92.6)	157.2
Assumed (provision) benefit for income taxes of 35%	(53.6)	(33.8)	32.4	(55.0)
Minority interest	—	—	(4.8)	(4.8)
Adjusted net income (loss)	$99.5	$62.9	$(65.0)	$97.4

Pro forma post-IPO diluted number of shares outstanding				324.8

Adjusted diluted earnings per share				$0.30

	Three Months Ended June 30, 2006
	Car	Equipment	Corporate
	Rental	Rental	and Other	Total
Total revenues:	$1,618.2	$420.5	$1.9	$2,040.6
Expenses:
Direct operating and selling, general and administrative	1,053.0	252.1	29.4	1,334.5
Depreciation of revenue earning equipment	371.0	65.2	—	436.2
Interest, net of interest income	104.8	31.9	75.9	212.6
Total expenses	1,528.8	349.2	105.3	1,983.3
Income (loss) before income taxes and minority interest	89.4	71.3	(103.4)	57.3
Adjustments:
Purchase accounting (a):
Direct operating and selling, general and administrative	9.9	8.8	0.5	19.2
Depreciation of revenue earning equipment	(5.0)	5.9	—	0.9
Non-cash debt charges (b)	18.6	1.9	3.0	23.5
CEO transition costs (c)	—	—	0.6	0.6
Mark-to-market Euro-denominated debt (d)	—	—	15.0	15.0
Interest on HGH debt	—	—	0.2	0.2
Adjusted pre-tax income (loss)	112.9	87.9	(84.1)	116.7
Assumed (provision) benefit for income taxes of 35%	(39.5)	(30.8)	29.5	(40.8)
Minority interest	—	—	(4.1)	(4.1)
Adjusted net income (loss)	$73.4	$57.1	$(58.7)	$71.8

Pro forma post-IPO diluted number of shares outstanding				324.8

Adjusted diluted earnings per share				$0.22

	Six Months Ended June 30, 2007
	Car	Equipment	Corporate
	Rental	Rental	and Other	Total
Total revenues:	$3,270.0	$822.9	$4.3	$4,097.2
Expenses:
Direct operating and selling, general and administrative	2,125.3	482.4	54.1	2,661.8
Depreciation of revenue earning equipment	822.8	141.1	—	963.9
Interest, net of interest income	193.2	69.6	158.3	421.1
Total expenses	3,141.3	693.1	212.4	4,046.8
Income (loss) before income taxes and minority interest	128.7	129.8	(208.1)	50.4
Adjustments:
Purchase accounting (a):
Direct operating and selling, general and administrative	18.7	17.5	0.9	37.1
Depreciation of revenue earning equipment	(2.7)	11.3	—	8.6
Non-cash debt charges (b)	24.8	5.5	22.2	52.5
Restructuring charges (c)	34.4	3.0	11.9	49.3
Vacation accrual adjustment (c)	(13.9)	(4.8)	(0.9)	(19.6)
Unrealized gain on derivative (c)	—	—	(10.2)	(10.2)
Secondary offering costs (c)	—	—	2.0	2.0
CEO transition costs (c)	—	—	3.2	3.2
Adjusted pre-tax income (loss)	190.0	162.3	(179.0)	173.3
Assumed (provision) benefit for income taxes of 35%	(66.5)	(56.8)	62.6	(60.7)
Minority interest	—	—	(8.9)	(8.9)
Adjusted net income (loss)	$123.5	$105.5	$(125.3)	$103.7

Pro forma post-IPO diluted number of shares outstanding				324.8

Adjusted diluted earnings per share				$0.32

	Six Months Ended June 30, 2006
	Car	Equipment	Corporate
	Rental	Rental	and Other	Total
Total revenues:	$3,039.8	$783.6	$3.8	$3,827.2
Expenses:
Direct operating and selling, general and administrative	2,036.1	487.6	43.1	2,566.8
Depreciation of revenue earning equipment	716.6	126.9	—	843.5
Interest, net of interest income	208.8	63.3	150.8	422.9
Total expenses	2,961.5	677.8	193.9	3,833.2
Income (loss) before income taxes and minority interest	78.3	105.8	(190.1)	(6.0)
Adjustments:
Purchase accounting (a):
Direct operating and selling, general and administrative	20.7	17.5	1.1	39.3
Depreciation of revenue earning equipment	(9.3)	12.1	—	2.8
Non-cash debt charges (b)	40.7	5.8	6.2	52.7
CEO transition costs (c)	—	—	1.2	1.2
Gain on sale of swap derivative (c)	—	—	(6.6)	(6.6)
Mark-to-market Euro-denominated debt (d)	—	—	21.5	21.5
Interest on HGH debt	—	—	0.2	0.2
Adjusted pre-tax income (loss)	130.4	141.2	(166.5)	105.1
Assumed (provision) benefit for income taxes of 35%	(45.6)	(49.5)	58.3	(36.8)
Minority interest	—	—	(7.3)	(7.3)
Adjusted net income (loss)	$84.8	$91.7	$(115.5)	$61.0

Pro forma post-IPO diluted number of shares outstanding				324.8

Adjusted diluted earnings per share				$0.19

(a)      Includes the purchase accounting effects of the acquisition of all of Hertz’s common stock on December 21, 2005, on our results of operations relating to increased depreciation and amortization of tangible and intangible assets and accretion of revalued workers’ compensation and public liability and property damages liabilities.

(b)     Non-cash debt charges represents the amortization of deferred financing costs and debt discount.  For the three months ended June 30, 2007, also includes $12.8 million associated with the reversal of the ineffectiveness of our interest rates swaps originally recorded in the three months ended March 31, 2007 and for the three months ended March 31, 2007 and the six months ended June 30, 2007, includes the write off of $16.1 million of unamortized debt costs associated with a debt modification.

(c)      Amounts are included within direct operating and selling, general and administrative expense in our statement of operations.

(d)     Represents unrealized losses on currency translation of Euro denominated debt, which are included within selling, general and administrative expense in our statement of operations. On October 1, 2006, we designated this Euro-denominated debt as an effective net investment hedge of our Euro-denominated net investment in our foreign operations, as  such we will no longer incur unrealized exchange transaction gains or losses in our consolidated statement of operations.

Table 6

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP EARNINGS MEASURES
(In millions)

EBITDA, CORPORATE EBITDA, UNLEVERED PRE-TAX CASH FLOW,
LEVERED AFTER-TAX CASH FLOW BEFORE  FLEET GROWTH AND AFTER FLEET GROWTH

	Three Months Ended June 30, 2007
	Car	Equipment	Corporate
	Rental	Rental	and Other	Total
Income (loss) before income taxes and minority interest	$145.5	$83.8	$(88.3)	$141.0
Depreciation and amortization	468.0	87.2	1.6	556.8
Interest, net of interest income	87.9	34.5	69.1	191.5
Minority interest	—	—	(4.8)	(4.8)
EBITDA	701.4	205.5	(22.4)	884.5
Adjustments:
Car rental fleet interest	(85.4)	—	—	(85.4)
Car rental fleet depreciation	(426.9)	—	—	(426.9)
Non-cash expenses and charges (a)	(2.0)	—	1.2	(0.8)
Extraordinary, unusual or non-recurring gains and losses (b)	0.8	(3.6)	2.5	(0.3)
Corporate EBITDA	$187.9	$201.9	$(18.7)	371.1
Equipment rental maintenance capital expenditures, net				(61.6)
Non-fleet capital expenditures, net				(52.9)
Changes in working capital				192.0
Changes in other assets and liabilities				10.7
Unlevered pre-tax cash flow (c)				459.3
Corporate net cash interest				(97.8)
Corporate cash taxes				(4.6)
Levered after-tax cash flow before fleet growth (c)				356.9
Equipment rental fleet growth capital expenditures				(162.5)
Car rental net fleet equity requirement				(148.3)
Levered after-tax cash flow after fleet growth (c)				$46.1

	Three Months Ended June 30, 2006
	Car	Equipment	Corporate
	Rental	Rental	and Other	Total
Income (loss) before income taxes and minority interest	$89.4	$71.3	$(103.4)	$57.3
Depreciation and amortization	416.3	83.3	1.9	501.5
Interest, net of interest income	104.8	31.9	75.9	212.6
Minority interest	—	—	(4.1)	(4.1)
EBITDA	610.5	186.5	(29.7)	767.3
Adjustments:
Car rental fleet interest	(98.3)	—	—	(98.3)
Car rental fleet depreciation	(371.0)	—	—	(371.0)
Non-cash expenses and charges (a)	17.8	—	24.4	42.2
Extraordinary, unusual or non-recurring gains and losses (b)	—	—	0.6	0.6
Sponsors’ fees	—	—	0.9	0.9
Corporate EBITDA	$159.0	$186.5	$(3.8)	341.7
Equipment rental maintenance capital expenditures, net				(56.5)
Non-fleet capital expenditures, net				(62.4)
Changes in working capital				34.8
Changes in other assets and liabilities				7.7
Unlevered pre-tax cash flow (c)				265.3
Corporate net cash interest				(107.3)
Corporate cash taxes				(8.8)
Levered after-tax cash flow before fleet growth (c)				149.2
Equipment rental fleet growth capital expenditures				(279.1)
Car rental net fleet equity requirement				(273.1)
Levered after-tax cash flow after fleet growth (c)				$(403.0)

	Six Months Ended June 30, 2007
	Car	Equipment	Corporate
	Rental	Rental	and Other	Total
Income (loss) before income taxes and minority interest	$128.7	$129.8	$(208.1)	$50.4
Depreciation and amortization	905.4	177.1	3.2	1,085.7
Interest, net of interest income	193.2	69.6	158.3	421.1
Minority interest	—	—	(8.9)	(8.9)
EBITDA	1,227.3	376.5	(55.5)	1,548.3
Adjustments:
Car rental fleet interest	(188.2)	—	—	(188.2)
Car rental fleet depreciation	(822.8)	—	—	(822.8)
Non-cash expenses and charges (a)	24.1	1.7	10.8	36.6
Extraordinary, unusual or non-recurring gains and losses (b)	20.5	(1.8)	16.2	34.9
Corporate EBITDA	$260.9	$376.4	$(28.5)	608.8
Equipment rental maintenance capital expenditures, net				(124.2)
Non-fleet capital expenditures, net				(84.2)
Changes in working capital				638.0
Changes in other assets and liabilities				(33.5)
Unlevered pre-tax cash flow (c)				1,004.9
Corporate net cash interest				(200.7)
Corporate cash taxes				(7.8)
Levered after-tax cash flow before fleet growth (c)				796.4
Equipment rental fleet growth capital expenditures				(154.8)
Car rental net fleet equity requirement				(472.6)
Levered after-tax cash flow after fleet growth (c)				$169.0

	Six Months Ended June 30, 2006
	Car	Equipment	Corporate
	Rental	Rental	and Other	Total
Income (loss) before income taxes and minority interest	$78.3	$105.8	$(190.1)	$(6.0)
Depreciation and amortization	807.8	162.7	3.3	973.8
Interest, net of interest income	208.8	63.3	150.8	422.9
Minority interest	—	—	(7.3)	(7.3)
EBITDA	1,094.9	331.8	(43.3)	1,383.4
Adjustments:
Car rental fleet interest	(196.3)	—	—	(196.3)
Car rental fleet depreciation	(716.6)	—	—	(716.6)
Non-cash expenses and charges (a)	40.2	0.8	23.9	64.9
Extraordinary, unusual or non-recurring gains and losses (b)	—	—	(5.4)	(5.4)
Sponsors’ fees	—	—	1.7	1.7
Corporate EBITDA	$222.2	$332.6	$(23.1)	531.7
Equipment rental maintenance capital expenditures, net				(109.2)
Non-fleet capital expenditures, net				(111.4)
Changes in working capital				406.5
Changes in other assets and liabilities				18.3
Unlevered pre-tax cash flow (c)				735.9
Corporate net cash interest				(212.3)
Corporate cash taxes				(12.0)
Levered after-tax cash flow before fleet growth (c)				511.6
Equipment rental fleet growth capital expenditures				(403.6)
Car rental net fleet equity requirement				(566.1)
Levered after-tax cash flow after fleet growth (c)				$(458.1)

(a)                                  As defined in the credit agreements for the senior credit facilities, Corporate EBITDA excludes the impact of certain non-cash expenses and charges.  The adjustments reflect the following:

	Three Months Ended June 30, 2007
	Car	Equipment	Corporate
Non-Cash Expenses and Charges	Rental	Rental	and Other	Total

Non-cash amortization of debt costs included in car rental fleet interest	$(2.0)	$—	$—	$(2.0)
Corporate non-cash stock-based employee compensation charges	—	—	7.7	7.7
Corporate non-cash charges for pension	—	—	0.4	0.4
Corporate non-cash charges for public liability and property damage	—	—	3.3	3.3
Corporate unrealized gain on derivatives	—	—	(10.2)	(10.2)
Total non-cash expenses and charges	$(2.0)	$—	$1.2	$(0.8)

	Three Months Ended June 30, 2006
	Car	Equipment	Corporate
Non-Cash Expenses and Charges	Rental	Rental	and Other	Total

Non-cash amortization of debt costs included in car rental fleet interest	$17.8	$—	$—	$17.8
Corporate non-cash stock-based employee compensation charges	—	—	2.0	2.0
Corporate non-cash charges for pension	—	—	7.0	7.0
Corporate unrealized loss on derivatives	—	—	0.4	0.4
Corporate unrealized losses on mark-to-market of Euro-denominated debt	—	—	15.0	15.0
Total non-cash expenses and charges	$17.8	$—	$24.4	$42.2

	Six Months Ended June 30, 2007
	Car	Equipment	Corporate
Non-Cash Expenses and Charges	Rental	Rental	and Other	Total

Non-cash amortization of debt costs included in car rental fleet interest	$23.7	$—	$—	$23.7
Corporate non-cash stock-based employee compensation charges	—	—	13.8	13.8
Non-cash charges for workers’ compensation	0.4	1.7	0.1	2.2
Corporate non-cash charges for pension	—	—	1.7	1.7
Corporate non-cash charges for public liability and property damage	—	—	5.1	5.1
Corporate unrealized gain on derivatives	—	—	(9.9)	(9.9)
Total non-cash expenses and charges	$24.1	$1.7	$10.8	$36.6

	Six Months Ended June 30, 2006
	Car	Equipment	Corporate
Non-Cash Expenses and Charges	Rental	Rental	and Other	Total

Non-cash amortization of debt costs included in car rental fleet interest	$39.3	$—	$—	$39.3
Corporate non-cash stock-based employee compensation charges	—	—	2.0	2.0
Non-cash charges for workers’ compensation	0.9	0.8	—	1.7
Corporate unrealized loss on derivatives	—	—	0.4	0.4
Corporate unrealized losses on mark-to-market of Euro-denominated debt	—	—	21.5	21.5
Total non-cash expenses and charges	$40.2	$0.8	$23.9	$64.9

(b)                                 As defined in the credit agreements for the senior credit facilities, Corporate EBITDA excludes the impact of extraordinary, unusual or non-recurring gains or losses or charges or credits. The adjustments reflect the following:

	Three Months Ended June 30, 2007
	Car	Equipment	Corporate
Extraordinary, Unusual or Non-Recurring Items	Rental	Rental	and Other	Total

Restructuring charges	$14.7	$1.2	$0.8	$16.7
Vacation accrual adjustment	(13.9)	(4.8)	(0.9)	(19.6)
Secondary offering costs	—	—	2.0	2.0
CEO transition costs	—	—	0.6	0.6
Total extraordinary, unusual or non-recurring items	$0.8	$(3.6)	$2.5	$(0.3)

	Three Months Ended June 30, 2006
	Car	Equipment	Corporate
Extraordinary, Unusual or Non-Recurring Items	Rental	Rental	and Other	Total

CEO transition costs	$—	$—	$0.6	$0.6
Total extraordinary, unusual or non-recurring items	$—	$—	$0.6	$0.6

	Six Months Ended June 30, 2007
	Car	Equipment	Corporate
Extraordinary, Unusual or Non-Recurring Items	Rental	Rental	and Other	Total

Restructuring charges	$34.4	$3.0	$11.9	$49.3
Vacation accrual adjustment	(13.9)	(4.8)	(0.9)	(19.6)
Secondary offering costs	—	—	2.0	2.0
CEO transition costs	—	—	3.2	3.2
Total extraordinary, unusual or non-recurring items	$20.5	$(1.8)	$16.2	$34.9

	Six Months Ended June 30, 2006
	Car	Equipment	Corporate
Extraordinary, Unusual or Non-Recurring Items	Rental	Rental	and Other	Total

CEO transition costs	$—	$—	$1.2	$1.2
Gain on sale of swap derivative	—	—	(6.6)	(6.6)
Total extraordinary, unusual or non-recurring items	$—	$—	$(5.4)	$(5.4)

(c)                                  Amounts include the effect of fluctuations in foreign currency.

Table 7

HERTZ GLOBAL HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP EARNINGS MEASURES

(In millions, except as noted)

	Three Months Ended
	June 30,
	2007	2006

Reconciliation from Operating Cash Flows to EBITDA:
Net cash provided by operating activities	$1,077.7	$901.5
Amortization of debt costs and debt modification costs	(16.8)	(23.5)
Provision for losses on doubtful accounts	(3.4)	(4.6)
Unrealized gain (loss) on derivatives	10.0	(0.4)
Unrealized loss on mark-to-market of Euro-denominated debt	—	(15.0)
Gain on ineffectiveness of interest rate swaps	12.8	—
Stock-based employee compensation	(7.7)	(2.0)
Provision for public liability and property damage	(45.3)	(40.6)
Minority interest	(4.8)	(4.1)
Deferred income taxes	(40.1)	(17.8)
Vacation accrual adjustment	19.6	—
Payments of public liability and property damage claims and expenses	41.9	51.0
Provision for taxes on income	52.5	35.4
Interest, net of interest income	191.5	212.6
Net changes in assets and liabilities	(403.4)	(325.2)
EBITDA	$884.5	$767.3

	Six Months Ended
	June 30,
	2007	2006
Reconciliation from Operating Cash Flows to EBITDA:
Net cash provided by operating activities	$2,202.5	$2,106.5
Amortization of debt costs and debt modification costs	(52.4)	(52.7)
Provision for losses on doubtful accounts	(6.3)	(9.2)
Unrealized gain (loss) on derivatives	10.0	(0.4)
Unrealized loss on mark-to-market of Euro-denominated debt	—	(21.5)
Gain on ineffectiveness of interest rate swaps	—	1.0
Stock-based employee compensation	(13.8)	(2.0)
Provision for public liability and property damage	(92.3)	(86.4)
Minority interest	(8.9)	(7.3)
Deferred income taxes	(15.9)	(18.4)
Vacation accrual adjustment	19.6	—
Payments of public liability and property damage claims and expenses	87.1	95.0
Provision for taxes on income	20.4	18.1
Interest, net of interest income	421.1	422.9
Net changes in assets and liabilities	(1,022.8)	(1,062.2)
EBITDA	$1,548.3	$1,383.4

	June 30,	December 31,
	2007	2006
Net Corporate Debt & Net Fleet Debt

Corporate Debt
Debt, less:	$12,452.5	$12,276.2
U.S Fleet Debt and Pre-Acquisition Notes	5,198.2	4,845.2
International Fleet Debt	1,937.4	1,987.8
Fleet Financing Facility	178.1	165.9
Canadian Fleet Financing Facility	223.4	—
Other International Facilities	81.6	—
Fleet Debt	$7,618.7	$6,998.9
Corporate Debt	$4,833.8	$5,277.3

Corporate Restricted Cash
Restricted Cash, less:	$212.2	$552.5
Restricted Cash Associated with Fleet Debt	(148.3)	(487.0)
Corporate Restricted Cash	$63.9	$65.5

Net Corporate Debt
Corporate Debt, less:	$4,833.8	$5,277.3
Cash and Equivalents	(401.6)	(674.5)
Corporate Restricted Cash	(63.9)	(65.5)
Net Corporate Debt	$4,368.3	$4,537.3

Net Fleet Debt
Fleet Debt, less:	$7,618.7	$6,998.9
Restricted Cash Associated with Fleet Debt	(148.3)	(487.0)
Net Fleet Debt	$7,470.4	$6,511.9

HERTZ GLOBAL HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP EARNINGS MEASURES

(In millions, except as noted)

	Three Months Ended
	June 30,
	2007	2006
Car rental rate revenue per transaction day (a)

Car rental revenue per statement of operations (b)	$1,711.7	$1,592.7
Non-rental rate revenue (c)	(245.8)	(226.6)
Foreign currency adjustment	(15.8)	20.4
Rental rate revenue	$1,450.1	$1,386.5
Transactions days (in thousands)	32,820	31,161
Rental rate revenue per transaction day (in whole dollars)	$44.18	$44.50

	Six Months Ended
	June 30,
	2007	2006
Car rental rate revenue per transaction day (a)

Car rental revenue per statement of operations (b)	$3,216.8	$2,992.3
Non-rental rate revenue (c)	(457.2)	(415.6)
Foreign currency adjustment	(15.5)	51.9
Rental rate revenue	$2,744.1	$2,628.6
Transactions days (in thousands)	61,756	58,944
Rental rate revenue per transaction day (in whole dollars)	$44.43	$44.59

	Three Months Ended
	June 30,
	2007	2006
Equipment rental and rental related revenue (a)

Equipment rental revenue per statement of operations	$432.8	$420.2
Equipment sales and other revenue	(49.5)	(53.1)
Foreign currency adjustment	(4.4)	(0.1)
Rental and rental related revenue	$378.9	$367.0

	Six Months Ended
	June 30,
	2007	2006
Equipment rental and rental related revenue (a)

Equipment rental revenue per statement of operations	$822.6	$783.3
Equipment sales and other revenue	(91.3)	(97.2)
Foreign currency adjustment	(4.4)	2.5
Rental and rental related revenue	$726.9	$688.6

(a)                                  Based on 12/31/06 foreign exchange rates.

(b)                                 Consists of U.S. off-airport revenues of $237.9 million and $220.7 million for the three months ended June 30, 2007 and 2006, respectively, and $455.4 million and $427.9 million for the six months ended June 30, 2007 and 2006, respectively.

(c)                                  Consists of domestic revenues of $171.8 million and $156.4 million and international revenues of $74.0 million and  $70.2 million for the three months ended June 30, 2007 and 2006, respectively, and domestic revenues of $323.9 million and $291.2 million and international revenues of $133.3 million and $124.4 million for the six months ended June 30, 2007 and 2006, respectively.

Table 8

HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP EARNINGS MEASURES
(In millions)

REVENUES & ADJUSTED PRE-TAX INCOME (LOSS)

	Last Twelve Months Ended June 30,	Six Months Ended June 30,		Year Ended December 31,
	2007	2007	2006	2006
Revenues	$8,328.4	$4,097.2	$3,827.2	$8,058.4

Income (loss) before income taxes and minority interest	$257.0	$50.4	$(6.0)	$200.6
Adjustments:
Purchase accounting (a)	94.0	45.7	42.1	90.4
Non-cash debt charges (b)	99.3	52.5	52.7	99.5
Restructuring charges	49.3	49.3	—	—
Vacation accrual adjustment	(19.6)	(19.6)	—	—
Unrealized gain on derivative	(10.2)	(10.2)	—	—
Loss (gain) on sale of swap derivative	5.6	—	(6.6)	(1.0)
Secondary offering costs	2.0	2.0	—	—
CEO transition costs	11.8	3.2	1.2	9.8
Mark-to-market Euro-denominated debt (c)	(2.3)	—	21.5	19.2
Interest on HGH debt	39.7	—	0.2	39.9
Stock-based compensation charges	13.3	—	—	13.3
Sponsor termination fee	15.0	—	—	15.0
Adjusted pre-tax income	$554.9	$173.3	$105.1	$486.7

	Last Twelve Months Ended	Three Months Ended December 31,		Year Ended
	September 30, 2006 Pro Forma (d)	2006	2005 Pro Forma (d) Combined	December 31, 2006
Revenues	$7,910.5	$1,990.6	$1,842.7	$8,058.4

Income before income taxes and minority interest	$164.9	$42.7	$7.0	$200.6
Adjustments:
Purchase accounting (a)	87.6	26.0	23.2	90.4
Non-cash debt charges (b)	104.1	22.7	27.3	99.5
(Gain) loss on sale of swap derivative	(6.6)	5.6	—	(1.0)
CEO transition costs	5.4	4.4	—	9.8
Mark-to-market Euro-denominated debt (c)	16.4	—	(2.8)	19.2
Interest on HGH debt	23.8	16.1	—	39.9
Stock-based compensation charges	13.3	—	—	13.3
Sponsor termination fee	—	15.0	—	15.0
Adjusted pre-tax income	$408.9	$132.5	$54.7	$486.7

(a)             Includes the purchase accounting effects of the acquisition of all of Hertz’s common stock on December 21, 2005, on our results of operations relating to increased depreciation and amortization of tangible and intangible assets and accretion of revalued workers’ compensation and public liability and property damages liabilities.

(b)            Non-cash debt charges represents the amortization of deferred financing costs and debt discount.   For the six months ended June 30, 2007, includes the write off of $16.1 million of unamortized debt costs associated with a debt modification.

(c)             Represents unrealized (gains) losses on currency translation of Euro-denominated debt.  On October 1, 2006, we designated this Euro-denominated debt as an effective net investment hedge of our Euro-denominated net investment in our foreign operations, as such we will no longer incur unrealized exchange transaction gains or losses in our consolidated statement of operations.

(d)            Amounts presented are on a pro-forma basis to give effect to the Company’s new capital structure as if the debt associated with the acquisition of the Company on December 21, 2005 and related purchase accounting adjustments had occurred on January 1, 2005.